Select S&P Industrial Strategy Summary as of 6/30/97.

                            DEFINED ASSET FUNDS

Hypothetical Performance of the Strategy (not any Portfolio)

[A mountain chart, captioned "Growth of $10,000 invested in 1972 through 60/30/97", compares the cumulative annual performance from 1972 through 1996 between the Strategy (net of sales charges and expenses) (yellow), the Dow Jones Industrial Average (DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). A box in the upper left quadrant indicates the components of the chart. The y axis reflects years in 1 year increments. The initial value of each is $10,000; the ending values are as follows: $426,781 (Strategy); $241,749 (DJIA); $221,444 (S&P 500 Index); $217,058 (S&P
Industrial Index).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. Returns assume dividends were reinvested at year end and do not reflect commissions or taxes. Only Strategy results reflect Portfolio sales charges (2.75% for the first year; 1.75% for subsequent years) and estimated expenses (about 0.25% a year). The Strategy would have underperformed the DJIA in 11, the S&P Index in 10 and the S&P Industrial Index in 9 of these years.

Annual Total Returns

    Periods Ending December 31 (figures below do not reflect any sales charges, expenses, commissions or taxes)

                        1972       1973       1974       1975       1976       1977       1978       1979       1980       1981
            Strategy   17.80%    -16.66%     -3.16%     42.19%     32.53%     -4.34%      8.04%     28.18%     20.04%      9.64%
                DJIA   18.21%    -13.12%    -23.14%     44.40%     22.72%    -12.71%      2.69%     10.52%     21.41%     -3.40%
       S&P 500 Index   18.98%    -14.66%    -26.47%     36.92%     23.53%     -7.19%      6.39%     18.02%     31.50%     -4.83%
S&P Industrial Index   19.83%    -14.61%    -26.54%     36.78%     22.59%     -8.20%      7.50%     18.40%     32.98%     -6.69%

                        1982       1983       1984       1985       1986       1987       1988       1989       1990       1991
            Strategy   27.59%     26.45%     14.22%     31.64%     30.44%      4.53%     43.56%     36.99%      3.00%     28.73%
                DJIA   25.79%     25.68%      1.06%     32.78%     26.91%      6.02%     15.95%     31.71%     -0.57%     23.93%
       S&P 500 Index   20.26%     22.27%      5.95%     31.43%     18.37%      5.67%     16.58%     31.11%     -3.20%     30.51%
S&P Industrial Index   20.14%     22.79%      4.09%     30.08%     18.54%      9.13%     15.80%     29.30%     -0.84%     30.39%

                        1992       1993       1994       1995       1996     6/30/97
            Strategy   13.36%      4.29%     13.28%     38.25%     14.10%     18.64%
                DJIA    7.34%     16.72%      4.95%     36.48%     28.57%     20.02%
       S&P 500 Index    7.67%      9.97%      1.30%     37.10%     22.69%     20.51%
S&P Industrial Index    5.63%      8.90%      3.75%     34.26%     22.70%     20.78%



Average Annual Total Returns for periods ending 12/31/96

                                                      S&P
                                         S&P       Industrial
           Strategy      DJIA*       500 Index*      Index*

 3 Year     21.35%      22.57%         19.44%        19.56%
 5 Year     16.13%      19.20%         15.07%        14.48%
10 Year     19.13%      16.49%         15.20%        15.30%
15 Year     21.35%      18.27%         16.57%        16.46%
20 Year     18.88%      14.27%         14.33%        14.21%
25 Years    17.55%      12.76%         12.35%        12.25%

The data above represent hypothetical past performance and are no guarantee of future results. There can be no assurance that any Portfolio will outperform these indices. Annual total returns represent price changes plus dividends distributed.

Portfolio performance will differ from the Strategy because of sales charges and expenses, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

*"Standard & Poor's," "S&P" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Incorporated.

The Portfolio

The Defined Asset Funds[SM] Select S&P Industrial Portfolio uses a proprietary four-part screening process, to select 15 high dividend-yielding stocks from the overall Index. The result is a Portfolio that seeks to provide a combination of value, capital appreciation and current dividend income.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in quality companies in the S&P Industrial Index, a subset of the S&P 500 Index, that may be out of favor. We do this by employing a disciplined four-part screening process:

1. Defining the Universe. We begin with the S&P Industrial Index, and remove any stocks that are in the Dow Jones Industrial Average (DJIA).

2. Quality Screen. Only stocks that are ranked A+ or A by Standard & Poor's are included.

3. Market Capitalization. The stocks are then ranked by their market capitalization from highest to lowest, and the lowest 25% are eliminated.

4. Highest Dividend Yield. The remaining stocks are ranked according to dividend yield. The 15 highest-yielding stocks are selected for the Portfolio.

The Defined Asset Funds Select Strategy

Like each Portfolio in the Defined Asset Funds Select Series, the Select S&P Industrial Portfolio employs a "buy and hold" style of investing for approximately one year following a disciplined investment strategy. At the end of one year, the screening process is reapplied and a new Portfolio is selected. You can reinvest your earnings into the new Portfolio, if available, or you can redeem your investment.

Although the Select Portfolios are one year investments, we recommend staying with the Strategy for at least three to five years.

Defined Advantages

With the Select S&P Industrial Portfolio, you have a convenient way to invest in a Portfolio that provides a variety of advantages.

bullet Low minimum investment. You can get started with the Select S&P Industrial Portfolio with as little as $250.

bullet  No sell decisions.   You are buying and holding for about a year, a
        Portfolio of established companies with relatively high dividend yields.

bullet A deferred sales charge. You pay only part of your total sales charge when you buy, since most will be collected on a deferred basis. This way, more of your money is put to work immediately.

bullet Reinvestment. You may choose to reinvest your dividends, subject only to the deferred sales charge, to compound your income.

bullet Year-end rollover. Each Portfolio liquidates in about one year, at which time you'll have the opportunity to reinvest your proceeds into the next Portfolio, if available.

Defining Your Risks

The Select S&P Industrial Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of this investment will fluctuate with the value of the underlying stocks and the sales price may be more or less than the original cost. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year.

About Standard & Poor's
------------------------------------------------------------------------------

STANDARD & POOR'S is a leading financial information and investment research company. Since 1860, they have provided investors with financial research, benchmarks and market data. Its most notable benchmark, the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. The S&P Industrial Index, a sub-set of the S&P 500, includes only highly capitalized industrial stocks.

For more complete information about the latest Equity Investor Fund Select S&P Industrial Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read the prospectus carefully before you invest.

Units of the next Series are not yet available. Information contained herein is subject to amendment. A registration statement relating to the securities of the next series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

[Copyright] 1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. 11585IN-7/97